Summary of significant accounting policies (Tables)	6 Months Ended
Mar. 31, 2026
Accounting Policies [Abstract]
Schedule of estimated useful lives

Useful Life
Properties	30 years
Automobiles	10 years
Leasehold improvement	Over shorter of the lease term and the remining useful life

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the consolidated statements of operations and comprehensive (loss) income. Expenditures for maintenance and repairs are charged to earnings as incurred, while additions, renewals and betterments, which are expected to extend the useful life of assets, are capitalized. The Company also re-evaluates the periods of depreciation to determine whether subsequent events and circumstances warrant revised estimates of useful lives.